Corgi Growth & Technology 15% Structured Buffer ETF - June Series
Schedule of Investments
June 30, 2026 (Unaudited)

PURCHASED OPTIONS - 84.1% (a)	Notional Amount	Contracts		Value
Call Options - 76.2%
Invesco QQQ Trust Series 1, Expiration: 05/28/2027; Exercise Price: $148.55 (b)(c)	$ 1,178,240	16		$ 952,945

Put Options - 7.9%
Invesco QQQ Trust Series 1, Expiration: 05/28/2027; Exercise Price: $742.74 (b)(c)	1,178,240	16		98,998
TOTAL PURCHASED OPTIONS (Cost $1,044,241)				1,051,943

U.S. TREASURY SECURITIES - 14.7%		Par		Value
United States Treasury Note/Bond, 0.50%, 05/31/2027		190,000		183,915
TOTAL U.S. TREASURY SECURITIES (Cost $184,167)				183,915

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 8.5%		Shares		Value
First American Government Obligations Fund - Class X, 3.57% (d)		106,220		106,220
TOTAL MONEY MARKET FUNDS (Cost $106,220)				106,220

TOTAL INVESTMENTS - 107.3% (Cost $1,334,628)				1,342,078
Liabilities in Excess of Other Assets - (7.3)%			(0.07275)	(91,009)
TOTAL NET ASSETS - 100.0%				$ 1,251,069

Par amount is in USD unless otherwise indicated.
Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Exchange-traded.
(c)	100 shares per contract.
(d)	The rate shown represents the 7-day annualized yield as of June 30, 2026.

Corgi Growth & Technology 15% Structured Buffer ETF - June Series
Schedule of Written Options
June 30, 2026 (Unaudited)

WRITTEN OPTIONS - (7.3)%	Notional Amount	Contracts	Value
Call Options - (3.6)%
Invesco QQQ Trust Series 1, Expiration: 05/28/2027; Exercise Price: $880.22 (a)(b)	$ (1,178,240)	(16)	$ (45,437)

Put Options - (3.7)%
Invesco QQQ Trust Series 1, Expiration: 05/28/2027; Exercise Price: $631.33 (a)(b)	(1,178,240)	(16)	(45,755)
TOTAL WRITTEN OPTIONS (Premiums received $89,416)			$ (91,192)

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.

Summary of Fair Value Disclosure as of June 30, 2026 (Unaudited)

Corgi Growth & Technology 15% Structured Buffer ETF - June Series has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2026:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Purchased Options	$ –	$ 1,051,943	$ –	$ 1,051,943
U.S. Treasury Securities	–	183,915	–	183,915
Money Market Funds	106,220	–	–	106,220
Total Investments	$ 106,220	$ 1,235,858	$ –	$ 1,342,078

Liabilities:
Investments:
Written Options	$ –	$ (91,192)	$ –	$ (91,192)
Total Investments	$ –	$ (91,192)	$ –	$ (91,192)

Refer to the Schedule of Investments for further disaggregation of investment categories.